Tax Matters	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Tax Matters	Tax matters
Pursuant to a Ministerial Order dated December 27, 1989, Telefónica, S.A. files consolidated tax returns in Spain for certain Group companies. The consolidated tax group comprised 47 companies at December 31, 2024 (45 companies at December 31, 2023).
This tax consolidation regime applies indefinitely providing the companies continue to meet the requirements set down in prevailing legislation, and that application of the regime is not expressly waived.
Group companies which are resident in Spain and which are not part of this consolidation regime and non-resident companies file individual or aggregated tax returns under the tax law applicable in each country.
Deferred taxes movement
The movements in deferred taxes in the Telefónica Group in 2024 and 2023 are as follows:

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2023	6,240	2,702
First application of IAS 21	—	(48)
Additions	1,418	1,028
Disposals	(928)	(811)
Transfers	27	26
Translation differences and inflation adjustments	(89)	(2)
Company movements and others	5	10
Balance at December 31, 2024	6,673	2,905

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2022	4,884	3,067
Additions	2,040	383
Disposals	(760)	(673)
Transfers	15	21
Translation differences and inflation adjustments	61	(92)
Company movements and others	—	(4)
Balance at December 31, 2023	6,240	2,702
The Group assesses the recoverability of deferred tax assets based on the future activities carried out by the different companies, on tax regulations in the different countries in which these companies operate, and on the strategic decisions affecting the companies.
Main changes registered in 2024
In 2024 there were additions of deferred tax assets for 78 million euros as a result of the provisions recognized during the year in relation to the various workforce restructuring plans, other obligations with employees of the companies include in the group in Spain and its financial update (see Note 24). Likewise, disposals of deferred tax assets in 2024 included the impact of the materialization of these provisions and its financial update, amounting to 255 million euros.
218 million euros of deferred tax assets were recorded due to the application of Law 7/2024 of December 20, which, in addition to regulating the Global minimum tax, establishes the extension to 2024 and 2025 of the 50% limitation on the use of individual tax loss carryforwards for the year, which must be reversed in equal parts in each of the ten years following the year in which they are applied.
The abovementioned Law also re-establishes the mandatory reversal regime for impairment losses on securities representing capital or equity that had been tax deductible prior to 2013 and were pending reversal at January 1, 2024 (see section Constitutional Court Ruling on Royal Decree Law 3/2016 in this Note). The reversal must be done, at least, in equal parts in each of the first three years beginning on or after January 1, 2024, which has resulted in the recording of a deferred tax liability of 535 million euros for the balance outstanding at the beginning of 2024. The Company has taken into account in its analysis of recoverability of deferred tax assets at the end of 2024 the amount of impairment losses deducted prior to 2013 that are pending integration, quantifying the effects of their return in the years. As a result, deferred tax assets amounting to 410 million euros have been recorded as additions.
Telefónica Germany recognized tax credits for loss carryforwards generated in previous years amounting to 127 million euros and applied tax loss carryforwards amounting to 60 million euros in 2024. Furthermore, Telefónica Germany recognized additions of deferred tax liabilities amounting to 40 million euros.
The additions of deferred tax assets included tax credits recognized for 106 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2024 amounting to 83 million euros.
Telefónica Brasil recognized additions of deferred tax assets in the amount of 3 million euros, applied tax loss carryforwards amounting to 65 million euros and recognized disposals for temporary differences in the amount of 4 million euros in 2024. Additionally, it recognized additions of liabilities for deferred taxes amounting to 178 million euros and disposals of deferred tax liabilities amounting to 140 million euros.
Telefónica Chile recognized additions of deferred tax assets in the amount of 70 million euros and disposals of deferred tax assets in the amount of 38 million euros in 2024. Additionally, recognized additions of deferred tax liabilities in the amount of 8 million euros and disposals of deferred tax liabilities amounting to 24 million euros.
Telefónica Colombia recognized disposals of deferred tax assets in the amount of 45 million euros in 2024. Additionally, recognized disposals of deferred tax liabilities in the amount of 11 million euros.
Likewise, in 2024, Telefónica del Perú has reversed deferred tax assets for loss carryforwards, amounting to 91 million euros (see Note 2).

Telefónica Argentina recorded disposals in deferred tax liabilities, and additions in deferred tax assets for temporary differences, amounting to 332 million euros and 141 million euros, respectively, mainly corresponding to the tax effect of the impairment loss on intangible assets and property, plant and equipment recorded at the end of 2024 (see Note 2).

The movements relating to deferred taxes recognized directly in equity in 2024 amounted to 29 million euros of additions (net position of higher deferred tax liabilities) and 115 million euros of disposals (net position of higher deferred tax liabilities).

Likewise, the amount of recognized deferred tax liabilities associated with investments in subsidiaries amounted to 156 million euros as of December 31, 2024. The amount of unrecognized deferred tax liabilities associated with investments in subsidiaries amounted to 330 million euros as of December 31, 2024.
Main changes registered in 2023
Following the ruling of the General Court Judgment of September 27, 2023 that finally annuls the Third Decision (EU) 2015/314 of the Commission (see the section "Tax deductibility of financial goodwill in Spain" in this note) an addition of tax credits for tax loss carryforwards was recognized with a balancing entry in the income tax amounting to 334 million euros.
Likewise, as of December 31, 2023, the recoverability of the deferred tax assets of the Tax Group in Spain has been estimated, considering: i) the estimates of results of the companies that make up the Tax Group; and ii) the effects of RD 3/2016 (see Constitutional Court Judgment on Royal Decree Law 3/2016 in this note). Following this analysis, deferred tax assets were recorded for tax loss carryforwards and deductions, with a counterpart in income taxes, in the amount of 541 million euros.
Additionally, in 2023 there were additions of deferred tax assets for 412 million euros as a result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies include in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2023 included the impact of the materialization of these provisions and its financial update, amounting to 208 million euros.
Deferred tax assets were added in the amount of 306 million euros in Spain, as a consequence of Law 38/2022, of December 27, which establishes temporary measures in determining the tax base under the tax consolidation regime, limiting the amount of individual tax loss carryforwards corresponding to fiscal year 2023 to 50%.
Telefónica Germany recognized tax credits for loss carryforwards generated in previous years amounting to 115 million euros and applied tax loss carryforwards amounting to 41 million euros in 2023. Furthermore, Telefónica Germany recognized deferred tax liabilities disposals amounting to 18 million euros.
The additions of deferred tax assets included tax credits recognized for 73 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2023 amounting to 79 million euros.
Telefónica Brasil recognized additions of deferred tax assets in the amount of 23 million euros, applied tax loss carryforwards amounting to 60 million euros and recognized disposals for temporary differences in the amount of 61 million euros in 2023. Additionally, it recognized additions of liabilities for deferred taxes amounting to 119 million euros and disposals of deferred tax liabilities amounting to 266 million euros.
Telefónica Chile recognized additions of deferred tax assets in the amount of 94 million euros and disposals of deferred tax assets in the amount of 18 million euros in 2023. Additionally, it recognized additions of deferred tax liabilities in the amount of 48 million euros and disposals of deferred tax liabilities amounting to 28 million euros.
Telefónica Colombia recognized additions of deferred tax assets in the amount of 9 million euros and disposals of deferred tax assets in the amount of 66 million euros in 2023. Additionally, it recognized disposals of deferred tax liabilities in the amount of 13 million euros.
The movements relating to deferred taxes recognized directly in equity in 2023 amounted to 2 million euros of additions (net position of higher deferred tax liabilities) and 194 million euros of disposals (net position of higher deferred tax liabilities).
Likewise, the amount of recognized deferred tax liabilities associated with investments in subsidiaries amounted to 258 million euros as of December 31, 2023.The amount of unrecognized deferred tax liabilities associated with investments in subsidiaries amounted to 233 million euros as of December 31, 2023.
Expected realization of deferred tax assets and liabilities
The estimated realization of deferred tax assets and liabilities recognized in the consolidated statement of financial position in 2024 is as follows:

Millions of euros
12/31/2024	Total	Less than 1 year	More than 1 year
Deferred tax assets	6,673	1,034	5,639
Deferred tax liabilities	2,905	295	2,610
Deferred tax assets
Deferred tax assets in the accompanying consolidated statements of financial position include the tax loss carryforwards, unused tax credits recognized and deductible temporary differences recognized at the end of the reporting period.

Millions of euros	12/31/2024	12/31/2023
Tax credits for loss carryforwards	2,877	2,803
Unused tax deductions	1,000	733
Deferred tax assets for temporary differences	2,796	2,704
Total deferred tax assets	6,673	6,240
Tax credits for loss carryforwards
The movements in Tax credits for loss carryforwards in the Telefónica Group in 2024 and 2023 are as follows:

Location of the company (Millions of euros)	Balance at 12/31/2023	Additions	Reversals	Translation differences and other	Balance at 12/31/2024
Spain	1,110	183	(17)	1	1,277
Germany	879	234	(144)	1	970
Latin America	814	135	(230)	(89)	630
Other	—	—	—	—	—
Total tax credits for loss carryforwards	2,803	552	(391)	(87)	2,877

Location of the company (Millions of euros)	Balance at 12/31/2022	Additions	Reversals	Translation differences and other	Balance at 12/31/2023
Spain	457	725	(75)	3	1,110
Germany	810	189	(120)	—	879
Latin America	741	133	(113)	53	814
Other	3	—	(3)	—	—
Total tax credits for loss carryforwards	2,011	1,047	(311)	56	2,803
The Spanish tax group considers that unused tax loss carryforwards in Spain, taking into account tax litigation in which the group is involved, amounted to 5,426 million euros at December 31, 2024:

Millions of euros	Total	Less than 1 year	More than 1 year
Tax loss carryforwards generated in the tax group	3,439	868	2,571
Tax loss carryforwards generated before consolidation in the tax group	1,987	—	1,987
Total tax credits for loss carryforwards in Spain in the statement of financial position at December 31, 2024 amounted to 1,277 million euros (1,110 million euros at December 31, 2023). Total unrecognized tax credits for loss carryforwards of the Spanish tax group amounted to 113 million euros (77 million euros at December 31, 2023). These tax credits do not expire.
The Group companies in Germany have recognized 970 million euros of tax credits for loss carryforwards at December 31, 2024 (879 million euros at December 31, 2023). Total unrecognized tax credits for loss carryforwards of these companies amount to 5,168 million euros (5,295 million euros at December 31, 2023). These tax credits do not expire.
Recognized tax credits in the consolidated statement of financial position arising from the Latin American subsidiaries at December 31, 2024 amounted to 630 million euros (814 million euros as of December 31, 2023). Total unrecognized tax credits for tax loss carryforwards in Latin America amounted to 797 million euros (841 million euros at December 31, 2023).
Deductions
The Group has recognized 1,000 million euros of tax credits from deductions at December 31, 2024, in Spain (733 millIon euros in 2023), generated primarily from R+D+i, double taxation, donations to non-profit organizations and film productions. Total unrecognized tax credits from deductions in Spain amounted to 123 million euros at December 31, 2024 (244 million euros as of December 31, 2023).
Temporary differences
The sources of deferred tax assets and liabilities from temporary differences recognized at December 31, 2024 and 2023 are as follows:

Millions of euros	12/31/2024	12/31/2023
Goodwill and intangible assets	652	787
Property, plant and equipment	438	378
Personnel commitments	1,271	1,498
Provisions	960	1,062
Investments in subsidiaries, associates and other shareholdings	37	—
Inventories and receivables	237	330
Rights of use	42	48
Lease liabilities	990	994
Other concepts	668	489
Total deferred tax assets for temporary differences	5,295	5,586
Deferred tax assets and liabilities offset	(2,499)	(2,882)
Total deferred tax assets for temporary differences registered in the statement of financial position	2,796	2,704

Millions of euros	12/31/2024	12/31/2023
Goodwill and intangible assets	1,549	1,928
Property, plant and equipment	854	1,105
Personnel commitments	2	2
Provisions	35	35
Investments in subsidiaries, associates and other shareholdings	1,225	746
Rights of use	997	1,023
Lease liabilities	2	2
Other concepts	740	743
Total deferred tax liabilities for temporary differences	5,404	5,584
Deferred tax assets and liabilities offset	(2,499)	(2,882)
Total deferred tax liabilities for temporary differences registered in the statement of financial position	2,905	2,702
Deferred tax assets and liabilities are offset if a legally enforceable right exists to offset current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.
The heading "Other concepts” of deferred tax assets for temporary differences include, among others, the effect of the 50% limitation on the use of individual negative tax credits for loss carryforwards for the year of companies under a tax consolidation regime in Spain (see the section Main deferred tax movements recorded in 2024 of this Note). "Other concepts" of deferred tax liabilities for temporary differences include, among others, the difference between the accounting and tax values created by the value of financial derivatives and assets and liabilities related to the recognition of income.
Total unrecognized tax credits from temporary differences, mainly from Pegaso Pcs S.A. de C.V. and Colombia Telecomunicaciones S.A. ESP BIC, amounted to 886 million euros at December 31, 2024 (982 million euros at December 31, 2023).
Tax payables and receivables
Current tax payables and receivables at December 31, 2024 and 2023 are as follows:

Millions of euros	Balance at 12/31/2024	Balance at 12/31/2023
Tax payables
Tax withholdings	104	111
Indirect taxes	424	561
Social security	112	117
Current income taxes payable	658	769
Other	316	311
Total	1,614	1,869

Millions of euros	Balance at 12/31/2024	Balance at 12/31/2023
Tax receivables
Indirect taxes	461	493
Current income taxes receivable	392	598
Other	117	102
Total	970	1,193
"Current income taxes payable" as of December 31, 2024 includes 549 million euros (660 million euros as of December 31, 2023) corresponding to Telefónica del Perú's legal proceedings related to corporate income tax (see the section Tax litigation in Telefónica del Perú in this note).
Reconciliation of book profit before taxes to taxable income
The reconciliation between book profit before tax and the income tax expense from continuing operations for 2024, 2023 and 2022 is as follows:

Millions of euros	2024	2023	2022
Accounting profit before tax	557	(1,473)	2,960
Tax expense at prevailing statutory rate	102	(248)	797
Permanent differences	165	442	(793)
Changes in deferred tax charge due to changes in tax rates	2	—	1
(Capitalization)/reversal of tax deduction and tax relief	(252)	(173)	88
(Capitalization)/reversal of loss carryforwards	(333)	(855)	197
Increase/(decrease) in tax expense arising from temporary differences	599	11	43
Other concepts	65	(76)	308
Corporate income tax	348	(899)	641
Breakdown of current/deferred tax expense
Current tax expense	519	473	(218)
Deferred tax expense	(171)	(1,372)	859
Total Corporate income tax	348	(899)	641
2024
Permanent differences for 2024 mainly included the result of excluding goodwill impairment losses (see Note 26) from the reconciliation. Goodwill impairment losses are part of the Accounting profit before tax but have no effect on the consolidated Corporate income tax.
(Capitalization)/reversal of tax deduction and tax relief in 2024 mainly includes the activation of deferred tax assets for deductions within the tax group of Telefónica, S.A. following the recoverability analysis at year-end, amounting to 236 million euros, with a corresponding deferred tax expense (see the section Main changes registered in 2024 above in this note).
(Capitalization)/reversal of loss carryforwards in 2024 mainly includes the effect of the activation of tax credits for tax loss carryforwards generated in previous years of Telefónica, S.A.amounting to 174 million euros, Telefónica Germany amounting to 127 million euros and Group 3G UMTS Holding GmbH amounting to 106 million euros (see the section Main changes registered in 2024 above in this note).
The increase/(decrease) in tax expense arising from temporary differences in 2024 mainly includes the recognition of the deferred tax liability amounting to 535 million euros, following the reinstatement of the mandatory reversal regime for impairment losses on equity securities that had been tax-deductible prior to 2013 and were still pending reversal as of January 1, 2024 (see the section "Main movements in deferred taxes recognized in 2024" of this note).
2023
Permanent differences for 2023 mainly included 477 million euros that result from excluding from the reconciliation the share of loss of VMO2 accounted for by the equity method (see Note 10). This result is part of the Accounting profit before tax but has no effect on the consolidated Corporate income tax.
(Capitalization)/reversal of tax deduction and tax relief in 2023 mainly included the reversal of deferred tax assets for tax credits of the Telefónica, S.A. tax group amounting to 173 million euros, with a balancing entry in deferred tax expense (see Main changes registered in 2023 above in this note).
(Capitalization)/reversal of loss carryforwards in 2023 mainly included the effect of the General Court Judgment of September 27, 2023 that finally annuls the Third Decision (EU) 2015/314 of the Commission (see Tax deductibility of financial goodwill in Spain in this note) with a corresponding entry under deferred tax assets amounted to 334 million euros and the activation of tax credits for tax loss carryforwards generated in previous years of Telefónica,
S.A. for an amount of 368 million euros, the recognition of tax credits for tax loss carryforwards generated in previous years of Telefónica Germany amounting to 115 million euros and Group 3G UMTS Holding GmbH amounting to 73 million euros (see the section Main changes registered in 2023 above in this note).
2022
"Permanent differences" for 2022, mainly included 651 million of income corresponding to the last corporate simplification implemented in Brazil due to the approval in 2021 of a new Telecommunications Law (Law 14.195 of 26 August 2021), the consequent repeal of Decree 2.617/1998, which abolishes the obligation to control a telecommunications company through a Brazilian company.
Likewise, as a result of the closure of the tax inspection of Group 3G UMTS Holding GmbH for several years up to 2015 and once it was confirmed that no adjustment was proposed, the company has reversed the provision that had been recorded for this purpose, with an impact on Corporate income tax of 186 million euros and in Finance income of 69 million euros. This movement has not had any cash effect.
(Capitalization)/reversal of tax deduction and tax relief in 2022 mainly included the reversal of deferred tax assets for tax credits of the Telefónica, S.A. tax group amounting to 112 million euros, with a balancing entry in deferred tax expense.
(Capitalization)/reversal of loss carryforwards in 2022 mainly included the effect of unrecorded tax loss carryforwards generated in the year and the reversal of tax loss carryforwards generated in prior years of the Telefónica, S.A. tax group, amounting to 326 million euros and 85 million euros, respectively. On the other hand, the recognition of tax credits for tax loss carryforwards generated in previous years of Telefónica Germany amounting to 76 million euros and Group 3G UMTS Holding GmbH amounting to 76 million euros are included too in (Capitalization)/reversal of loss carryforwards in 2022.
Other items in 2022 mainly included an expense of 241 million euros as a result of the provision for tax contingencies recorded during the year by Telefónica del Perú.
Tax deductibility of financial goodwill in Spain
The tax regulations added article 12.5 to the Spanish Corporate Income Tax Law, which came into force on January 1, 2002. The article regulated the deductibility of tax amortization of financial goodwill (fondo de comercio) arising from the acquisition of non-Spanish companies, which could be amortized over 20 years at 5% per annum.
Following the entry into force of the Laws 9/2011 of August 19, 2011 and 16/2013 of October 29, 2013, the amount of goodwill amortization deductible for tax purposes under article 12.5 for the years 2011 to 2015 was reduced from 5% to 1%. The effect is temporary because the 4% not amortized for five years (20% in total) will be recovered extending the deduction period from the initial 20 years to 25 years.
The Telefónica Group, under this regulation, has been amortizing for tax purposes the financial goodwill from its investments, both direct and indirect, in O2, BellSouth and Colombia Telecomunicaciones (prior to December 21, 2007) and Vivo (acquired in 2010). The positive accumulated effect of the corresponding settlements of corporate income tax from 2004 to the closing of December 31, 2024, was 2,368 million euros.
In relation to this tax incentive, the European Commission (EC) has in recent years commenced three proceedings against the Spanish State, as it deems that this tax benefit could constitute an example of state aid. Although the EC itself acknowledged the validity of the tax incentive for those investors that invested in European companies for operations carried out before December 21, 2007 in the first decision, and before May 21, 2011 for investments in other countries in the second decision, in its third decision issued on October 15, 2014 it calls into question the applicability of the principle of legitimate expectations in the application of the incentive for indirect acquisitions, whatever the date of acquisition may have been.
There are also doubts in the Spanish Courts about the classification of the incentive as a deduction and its maintenance in the case of subsequent transmission.
On October 6, 2021, the Court of Justice of the European Union concluded that the European Commission correctly classified the Spanish tax depreciation scheme of the Fondo de Comercio as State aid incompatible with the internal market for the First and Second Decisions.
With regard to the recognition of legitimate expectations for the First and Second decisions, the Court of Justice of the European Union confirms its applicability.
The proceedings initiated on the Third Decision, suspended until the resolution of the 1st and the 2nd Decisions resumed on October 19, 2021. The General Court of the Court of Justice of the European Union issued a ruling on September 27, 2023 annulling the Commission's Third Decision (EU) 2015/314, effective as of the day of its publication. However, the proceedings have not been finally concluded as the European Commission appealed the ruling to the Court of Justice of the European Union on December 14, 2023.
As a result of the execution of this Sentence, in accordance with the opinion of the Company and its advisors as to the likely outcome of the aforementioned appeal, as well as that of the Constitutional Court on Royal Decree Law 3/2016, Telefónica could once again have available (in addition to the 334 million euros mentioned in the section "Main changes registered in 2023"), totally or partially, the tax credits for tax loss carryforwards and deductions described under "Constitutional Court Ruling on Royal Decree Law 3/2016" of this note.
The "Tax and Customs Control Unit of the Spanish Tax Authority" (Dependencia de Control Tributario y Aduanero de la Agencia Tributaria), in compliance with the obligation set out in the EC Decision (EU) 2015/314, recovered in March 2019, February 2021 and July 2023, the amounts that had been deducted in connection with the amortization of goodwill for the indirect acquisition of non-resident companies from 2005 to 2015, 2016 to 2018 and 2019 to 2020, respectively. The amount paid by Telefónica after offsetting outstanding tax credits (tax losses carryforward and deductions) amounted to 13.4 million euros. All settlements have been appealed by the Company in the Spanish courts.
Notwithstanding the fact that Telefónica understands that the principle of legitimate expectations in relation to this tax incentive applies, in relation to tax-amortized goodwill through the purchase of some companies for which the applicability of the legitimate expectations principle is questioned, mainly Vivo, the Group has decided to continue provisioning the amount of the goodwill amortized for tax purposes, and not recovered by the Administration which amounted to 480 million euros as of December 31, 2024 (419 million euros as of December 31, 2023).
Inspections of the tax group in Spain
In July 2019, new inspection procedures were initiated for several of the companies belonging to Tax Group 24/90, of which Telefónica, S.A. is the dominant company. The periods audited for Corporate Income Tax were the years 2014 to 2017.
The closing of the inspection procedure took place in January 2022, with the Settlement Agreement being notified, and which the Company challenged in an economic-administrative procedure at the Central Economic-Administrative Court due to the adjustments with which it did not agree, mainly related to the "juros sobre el capital propio". In December 2022, the Company received a rejection resolution from the Central Economic-Administrative Court, which was challenged on the National High Court in February 2023. The final decision is still pending.
In relation to the 2008-2011 inspection procedure, in July 2022 Telefónica was notified of the Supreme Court's decision rejecting the appeal for cassation filed by the State Attorney's Office against the judgment of the Audiencia Nacional (National High Court) of October 29, 2021. This confirmed the criteria used by Telefónica, S.A. for the use of tax losses carryforward and deductions in relation to the liquidation agreements derived from the Corporate Income Tax inspection of those years.
On October 24, 2022, an Agreement for the Execution of the Judgment of the Audiencia Nacional (National High Court) was issued, which orders the refund to Telefónica of an amount of 790 million euros for taxes paid in those years, as well as an amount of 526 million euros as delayed interest. Said amounts were collected on October 28, 2022.
In July 2023 new inspection procedures were initiated with respect to several of the companies belonging to Tax Group 24/90, of which Telefónica, S.A. is the dominant company. The taxes and periods being audited were as follows: corporate income tax for the years 2018 to 2021 and value added tax for the period from May to December 2019 as well as for the years 2020 and 2021.
As a result of the ongoing inspection process and the years still to be inspected, at the end of the financial year 2024, it is not estimated that there will be a need to recognize additional liabilities in addition to those described in the Consolidated Financial Statements.
Constitutional Court Ruling on Royal Decree Law 3/2016
On January 18, 2024, the plenary session of the Constitutional Court of Spain ("TC") unanimously declared unconstitutional certain measures introduced by Royal Decree-Law 3/2016 of December 2 on corporate income tax. Specifically, the TC declared unconstitutional the setting of stricter ceilings for the offsetting of tax loss carryforwards, the introduction ex novo of a limit on the application of double taxation deductions, and the obligation to automatically integrate into the tax base of the tax the impairment of holdings that had been deducted in previous years. This ruling, following the trend of previous TC rulings, points out that, in the interest of legal certainty, the effects of the declaration of unconstitutionality are limited.
However, because Telefónica has submitted letters of request for rectification for the financial years 2016 onwards of both the consolidated self-assessment tax returns (Form 220) of the Tax Group 24/90 and the individual self-assessment tax returns (Form 200) of the Group companies affected by the measures deemed to be unconstitutional, Telefónica would not be affected by any such limitation on the scope of the declaration of unconstitutionality.
Furthermore, on December 21, 2024, Law 7/2024 of December 20 was published in the Official State Gazette (BOE), which, in addition to regulating a complementary tax ensuring a minimum global tax rate for multinational groups (transposing European Council Directive 2022/2523 of December 15), introduces other changes to the corporate income tax in order to reverse the effects of the partial annulment of the tax measures introduced by Royal Decree-Law 3/2016 of December 2.
With effect from tax periods starting on or after January 1, 2024 and not yet concluded at the time the Law 7/2024 comes into force, the mandatory reversal regime for impairments of securities on share capital or equity that had been fiscally deductible prior to 2013 is reinstated.
Specifically, the total amount of impairments that were deductible before 2013 and are pending reversal as of January 1, 2024 must be included in the tax base.
The reversal must be made, at a minimum, in equal parts during each of the first three financial years starting from January 1, 2024. It will be possible to offset the positive income arising from this mandatory reversal with tax loss carryforwards generated in years prior to 2021, without the application of the 25% and 50% limits mentioned earlier (although the general 70% limit will still apply).
As a result, the corporate income tax returns of the fiscal group in Spain for the years 2016 to 2021 will be affected by the aforementioned ruling. Given the current status of the litigation related to the corporate income tax for 2016-2017 before the Spanish National Court, and the conclusion of the tax inspection process for the years 2018 to 2021, it is expected that the Spanish tax authorities will issue the corresponding enforcement agreements when the inspection procedure concludes in 2025.
Accordingly, Telefónica, with the support of its external advisors, based on the applicable financial reporting framework, has taken into account the effects of the unconstitutionality of Royal Decree-Law 3/2016 and Law 7/2024, in its analysis of recoverability of deferred tax assets at the end of 2024, this resulted mainly in the reversal of impairment of portfolios that were tax-deductible in periods starting prior to January 1, 2013 and their integration in the taxable income base according to the provisions of Article 12.3 of Royal Decree-Law 4/2004 and the new Law 7/2024.The effects are shown in the section "Main changes registered in 2024" in this note.
As a result of the execution of this TC ruling, as well as the ruling from the General Court of the European Union regarding the amortization of goodwill, Telefónica could once again have available (in addition to the 334 million euros mentioned), either in whole or in part, the following tax credits for tax loss carryforwards and deductions used in the assessments of those years: for tax loss carryforwards of the years 2002, 247 million euros; 2004, 21 million euros; 2011, 615 million euros; and 2015, 1,503 million euros; and for deductions: for double taxation for the years 2010 to 2020, 952 million euros; for reinvestment for the years 2003 and 2011 to 2013, 23 million euros; for investments from 2003 to 2013, 476 million euros; for donations from the years 2009 to 2018, 260 million euros; for fixed assets in the Canary Islands from 2010 to 2020, 101 million euros and due to the reversal of temporary measures from 2015 to 2020, 29 million euros.
Tax litigation in Telefónica Brazil
State taxes
The Telefónica Group is involved in a range of tax litigation in Brazil over direct and indirect taxes (including those relating to GVT). This includes a number of appeals relating to ICMS tax (a tax similar to VAT, levied on telecommunications services). There is a dispute with the Brazilian tax authorities over which services should be subject to this tax.
To date the most significant issues have focused on the requirement to collect ICMS on penalties charged to customers for non-compliance, and complementary or additional services to the basic telecommunications services such as value-added services, modem rental, and the application of this tax on the basic fee (assinatura básica). In the case of the latter (assinatura básica), the Supreme Court has established that the tax is only payable in respect of assessments for periods after October 2016.
All related procedures are being contested in all instances (administrative and court proceedings). The aggregate amount of the relevant proceedings, updated to take into account interest, fines and other items, was approximately 25,760 million Brazilian reais as of December 31, 2024 (approximately 4,002 million euros at the exchange rate on that date, see Note 24), 23,130 million Brazilian reais as of December 31, 2023 (approximately 4,323 million euros at the exchange rate on that date). Telefónica Brazil has obtained independent expert reports supporting its position, i.e., that the aforesaid services are not subject to ICMS.
Federal taxes
In addition, there are possible contingencies in relation to federal income taxes for a total amount of 36,723 million Brazilian reais as of December 31, 2024 (approximately 5,706 million euros at the exchange rate on that date), compared to 30,379 million Brazilian reais as of December 31, 2023 (approximately 5,678 million euros at the exchange rate on that date), mainly related to the tax amortizations in Brazil in the years between 2011 and 2021 with respect to goodwill originated in the acquisitions of Vivo and GVT and their subsequent mergers with Telefónica Brasil. In relation to the tax amortization of goodwill in 2024, the last assessment received was for an amount of 4,018 million Brazilian reais (approximately 624 million euros at the exchange rate as of December 31, 2024). Telefónica Brasil has challenged the related assessments. These proceedings are at the administrative and judicial stage and no provisions have been made since the potential risk associated with them has been classified as "not probable" and Telefónica Brazil has received independent expert reports that support this view.
There are other probable contingencies in relation to the federal income taxes for the total amount of 216 million Brazilian reais as of December 31, 2024 (approximately 34 million euros at the exchange rate as of December 31, 2024), compared to 198 million Brazilian reais as of December 31, 2023 (approximately 37 million euros at the exchange rate on that date). The Company has recognized a provision for this amount.
Tax litigation in Telefónica del Perú
In relation to tax claims in Peru, it should be noted that Telefónica del Perú is party to numerous legal proceedings (contentious administrative proceedings (ACAs) and appeals (amparos)) for tax matters relating to corporate income tax and VAT, mainly for the years 1998 to 2005, the most relevant being those corresponding to the years 1998 to 2001 (relating to corporate income tax, payments in advance, credit balances, associated VAT, interest and applicable penalties).
The evolution of the appeals of the different cases from the period 1998 to 2001 has been uneven and complex over the last few years, but we can highlight the second instance Judgment of 2015, which was partially upheld; the Supreme Court Judgments of 2019; the January 2020 Supreme Court Ruling, annulling the previous rulings of 2000 and 2001 in relation to the provision for doubtful debts; the Constitutional Court Rulings in 2021 in relation to the settlement of late payment interest, partially upheld; and the Supreme Court Rulings of 2021 and 2022 on the credit balance from 1999 used in 2000.
On January 17 and 18, 2023, Telefónica del Perú received notifications of the judgments handed down by the Supreme Court that resolved, in the last instance and unfavorably to the Company (references to the “Company” in this section refer to Telefónica del Perú), the contentious administrative proceedings relating to income tax for the years 1998, 2000 and 2001.
The rulings issued by the Fifth Chamber of Constitutional and Social Transitory of the Supreme Court do not contain any payment mandate to the Company, as the rulings issued in the administrative contentious proceedings were resolved on concepts derived from a pronouncement of the Tax Court. At the end of these proceedings - and any others that may be applicable - the Tax Administration, through an administrative act, will determine the amount of the corresponding payment obligations.
Because there were certain adjustments on which the rulings had been definitive since 2015 (positively for the Company in relation to the deductibility of the rental of public spaces and negatively in the case of the deductibility of certain financial charges), the Company previously recorded a provision with an impact on income tax, the amount of which has been updated periodically and constantly depending on the evolution of the various proceedings and the applicable interest rates.
In addition to the above, in June 2022 a new ruling was received from the Tax Court in relation to the corporate income tax of Telefónica Móviles del Perú for 2000. This ruling was favorable to the Company with respect to the recognition of the tax value of certain network assets and unfavorable with respect to the deductibility of the exchange rate tax.
In relation to all these proceedings, the Group considers that the initial amount claimed by the Peruvian government has been exponentially increased by the accrual of interest generated by the delay, not attributable to the Company, of almost 20 years in processing the lawsuits, meaning that almost 80% of the total amount claimed is due to interest and fines. And all this, despite the fact that in 2021 the Constitutional Court itself ruled in favor of Telefónica del Perú, recognizing that it had been charged interest for delays not attributable to the company.
For this and other reasons, the Group has been in international arbitration before ICSID since March 2021 for various conducts of the Peruvian State in violation of the Agreement for the Promotion and Reciprocal Protection of Investments between Spain and Peru (see Note 29.a).
During the 2024 financial year, the partial execution of the guarantees provided during the aforementioned proceedings from 1998 to 2001 has finally taken place, for a total amount of 1,105 million Peruvian soles, equivalent to 272 million euros at the 2024 average exchange rate.
The Company has recorded the necessary provisions for the contingencies considered probable, leaving as possible contingencies an amount of 517 million Peruvian soles as of December 31, 2024, or approximately 132 million euros at the exchange rate on that date (587 million Peruvian soles as of December 31, 2023, or approximately 143 million euros at the 2024 average exchange rate).
The total provision for tax litigation in Peru, following the payments made to date, as well as the use of credit balance and the restatement of interest, have led to the adjustment of the provision at December 31, 2024, which amounts, including the amount corresponding to the guaranteed letters paid and pending return, to 2,739 million Peruvian soles, or approximately 700 million euros at the exchange rate as of December 31, 2024 (3,117 million Peruvian soles as of December 31, 2023 or approximately 761 million euros at the exchange rate on that date).
Years open for inspection in the Group companies
The years open for review by the tax inspection authorities for the main applicable taxes vary from one consolidated company to another, based on each country’s tax legislation, taking into account their respective statute of limitations periods. In Spain, years from 2018 onwards are open to inspection.
In the other countries in which the Telefónica Group has a significant presence, the years open for inspection by the relevant authorities are generally as follows:
•The last ten years in the United Kingdom.
•The last nine years in Germany.
•The last seven years in Argentina.
•The last six years in Venezuela and Colombia.
•The last five years in Brazil, Mexico, Uruguay and the Netherlands.
•The last four years in Peru and Ecuador.
•The last three years in Chile and the United States.
The tax inspection of the open years is not expected to give rise to additional material liabilities for the Group.
Complementary Minimun Tax (Pillar Two)
On December 21, 2024, the Official State Gazette published Law 7/2024 of December 20, which establishes a Complementary Tax to guarantee a minimum global level of taxation for multinational groups and large domestic groups, a Tax on the margin of interest and fees of certain financial entities, and a Tax on liquids for electronic cigarettes and other tobacco-related products, as well as amendments to other tax regulations (hereinafter, "Law 7/2024").
Law 7/2024 implements Pillar Two in Spain, establishing, with retroactive effect for fiscal years starting on January 1, 2024, a Complementary Tax that ensures large multinational groups are taxed at a minimum effective rate of 15% wherever they operate.
The Telefónica Group, as a large multinational group, is subject to this Complementary Tax.
In this regard, the group has conducted an analysis of the potential impacts that may arise from the application of this tax in the 2024 financial year in those jurisdictions where it is present, considering the application of the Transitional Safe Harbours outlined in the Fourth Transitional Provision of Law 7/2024 and, where applicable, the full calculation.
These Transitional Safe Harbours aim to facilitate adaptation to the Pillar Two regulations by stipulating that the Complementary Tax will be zero if any of the three regulated tests are met.
The tax expense in the consolidated accounts for 2024 related to jurisdictions where none of the safe harbour tests are met does not have a significant impact, in accordance with the application of the Pillar Two legislation.
The Group applies the exemption to recognise and disclose information on deferred tax assets and liabilities arising from the implementation of Law 7/2024, as provided in the amendments to IAS 12 issued in May 2023.